UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2010

TERRESTAR CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33546	93-0976127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12010 Sunset Hills Road
Reston, VA	20190
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code:  703-483-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2010, TerreStar Corporation (the “Company”) promoted Jeffrey W. Epstein, 41, to Chief Executive Officer effective immediately.  Mr. Epstein shall continue to serve as President of the Company.  Mr. Epstein has served as the Company’s President and principal executive officer since April 2008.  Mr. Epstein served as the Company’s Senior Vice President, General Counsel and Secretary from September 2006 to December 2008.  In addition, Mr. Epstein served as the General Counsel and Secretary from October 2006 to December 2008 and the Associate General Counsel and Secretary from July 2006 to December 2006 of TerreStar Networks Inc.  From October 2003 to July 2006, Mr. Epstein served as Director, Assistant General Counsel, Transactions, for Capital One Financial Corporation.

On February 12, 2010, the Company also promoted Vincent Loiacono, 50, to Chief Financial Officer effective immediately.  Mr. Loiacono has served as TerreStar’s Chief Accounting Officer and Principal Financial Officer for TerreStar since November 2008.  Mr. Loiacono served as Senior Vice President and Corporate Controller of WorldSpace, Inc. from May 2005 to October 2008. Mr. Loiacono served in senior financial management roles in AT&T Government Solutions and Nextel Communications from May 1996 to May 2005.

The Company has not entered into any new material plans, contracts or arrangements or amended any existing plans contracts or arrangements with Mr. Epstein.  The Company and Mr. Epstein are parties to an Employment Agreement dated January 15, 2008 (the “Epstein Employment Agreement”).  A description and copy of the Epstein Employment Agreement is included with the Company’s Current Report on Form 8-K filed with the commission on January 22, 2008.  On November 24, 2008, the Company entered into a letter agreement with Mr. Epstein, pursuant to which the Company and Mr. Epstein agreed to amend certain provisions of the Epstein Employment Agreement, as needed to comply with Section 409A of the Internal Revenue Code (the “Letter Agreement”).  A copy of the Letter Agreement is included with the Company’s Current Report on Form 8-K filed with the commission on November 26, 2008.

The Company has not entered into any new material plans, contracts or arrangements or amended any existing plans contracts or arrangements with Mr. Loiacono.  A description of the arrangement between the Company and Mr. Loiacono is included with the Company’s Current Report on Form 8-K filed with the commission on November 26, 2008.

Item 7.01 – Regulation FD Disclosure.

On February 16, 2010, the Company issued a press release announcing the promotions of Messrs. Epstein and Loiacono.  A copy of the press release is attached as Exhibit 99.1.  This exhibit is furnished, not filed, pursuant to Regulation FD.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRESTAR CORPORATION

By:	/s/ Douglas Brandon
Douglas Brandon
General Counsel & Secretary

Date:  February 16, 2010